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                                                                 EXHIBIT (Z)(1)

                           AGREEMENT OF JOINT FILING

         Madison River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

         Dated: March 11, 1998

                           MADISON RIVER PROPERTIES, L.L.C.


                           By:  /s/ JEFFREY P. COHEN
                               -----------------------------------------------
                               Jeffrey P. Cohen
                               Manager


                           INSIGNIA PROPERTIES, L.P.

                           By: Insignia Properties Trust,
                               its General Partner


                           By: /s/ JEFFREY P. COHEN
                               -----------------------------------------------
                               Jeffrey P. Cohen
                               Senior Vice President


                           INSIGNIA PROPERTIES TRUST


                           By: /s/ JEFFREY P. COHEN
                               ----------------------------------------------
                               Jeffrey P. Cohen
                               Senior Vice President


                           INSIGNIA FINANCIAL GROUP, INC.


                           By: /s/ FRANK M. GARRISON
                               ----------------------------------------------
                               Frank M. Garrison
                               Executive Managing Director


                            /s/ ANDREW L. FARKAS
                            ------------------------------------------------
                            ANDREW L. FARKAS